UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 1
to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 15, 2008

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933

(Address of Principal Executive Offices)
 (Zip Code)

Registrant’s telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))

o             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Registrant’s Current Report on Form 8−K filed on July 15, 2008 (the “Amendment”) is being filed solely for the purpose of including a conformed signature on the signature page of the electronic filing.  The Registrant’s original Current Report on Form 8−K filed on July 15, 2008 (the “Report”) was manually signed prior to filing.  However, the conformed signature was inadvertently omitted from signature page of the electronic filing of the Report.  Other than including a conformed signature, this Amendment does not modify the disclosure contained in the Report.

Item 2.02	Results of Operations and Financial Condition

On July 15, 2008, Johnson & Johnson issued the attached press release announcing its sales and earnings for the second quarter ended June 29, 2008.  (Explanatory Note: The press release is incorporated by reference to Exhibit 99.15 of the Registrant’s Current Report on Form 8-K furnished on July 15, 2008.)

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.15	Press Release dated July 15, 2008 for the period ended June 29, 2008—Incorporated by reference to Exhibit 99.15 of the Registrant’s Current Report on Form 8-K furnished on July 15, 2008.

99.20
Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the second quarter—Incorporated by reference to Exhibit 99.20 of the Registrant’s Current Report on Form 8-K furnished on July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)

Date: August 1, 2008	By:	/S/ STEPHEN J. COSGROVE
Stephen J. Cosgrove Controller (Principal Accounting Officer)